Exhibit 4.1

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK COMMON STOCK
PO PAR VALUE $0.0001 THIS CERTIFICATE IS TRANSFERABLE
MR
ADD ADD ADD ADD IN CANTON, MA, JERSEY CITY, NJ AND
4 3 2 1 A
BOX COLLEGE STATION, TX
DESIGNATION SAMPLE Certificate Shares
43004, * * 000000 ******************
(IF Instructure, Number
ANY) ZQ00000000 * * * 000000 ***************** Inc **** 000000 ****************
.
Providence, INSTRUCTURE, INC. ***** 000000 *************** RI ****** 000000 **************
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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- THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. MR. Alexander David SAMPLE Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr.
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SEE REVERSE FOR CERTAIN DEFINITIONS
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****00 ***ZERO HUNDRED THOUSAND
0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*** **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares ****000000**Shares****000000**Shares****000000**S
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Instructure, Inc. (hereinafter called the “Instructure, Inc.”), transferable on the books of the Instructure, Inc. in
Total DTC person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and Holder CUSIP the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of
Number
Certificateof Insurance ID Incorporation, as amended, and the By-Laws, as amended, of the Instructure, Inc. (copies of which are on file Value with the Instructure, Inc. and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Transaction Numbers Shares
1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Witness the facsimile seal of the Instructure, Inc. and the facsimile signatures of its duly authorized officers.
DATED DD-MMM-YYYY
CTUR
U E, COUNTERSIGNED AND REGISTERED:
R I ST N 12345678901234512345678 C COMPUTERSHARE TRUST COMPANY, N.A. Num/No I N . 666 555 444 333 222 111 Denom. Chief Executive Officer TRANSFER AGENT AND REGISTRAR, 2008 XXXXXX DELAWARE Total.
7 00.1,000,000 XX
123456 XXXXXXXXXX X By
Senior Vice President, General Counsel and AUTHORIZED SIGNATURE Secretary

INSTRUCTURE, INC.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE
QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND
LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND
THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE
VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER
AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL
REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT
MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act
(State)
JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age )
and not as tenants in common (Cust)
under Uniform Transfers to Minors Act
(Minor) (State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.
Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have
processed as requested. If you did not specify a cost basis
calculation method, we have defaulted to the first in, first out
(FIFO) method. Please visit our website or consult your tax
advisor if you need additional information about cost basis.
If you do not keep in contact with us or do not have any
activity in your account for the time periods specified by state law, your property could become subject to state unclaimed
property laws and transferred to the appropriate state.